UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI  Funds, Inc.
                                ----------------

               (Exact name of registrant as specified in charter)

                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2005

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                                                    May 25, 2005

Dear Fellow Shareholders:

  Business activity, as measured by the Gross Domestic Product (GDP), rose at a 3.1% rate in the first quarter, modestly slower than the second half of 2004. Recently reported government data, including U.S. exports, retail sales, and employment, indicates that the growth rate will hold at about this level in the second quarter, and likely for all of calendar 2005 as well. Also, inflation data indicates that the core level of inflation remained muted in the month of April and, we believe, should stay moderate for the balance of the year. All in all, it is a reasonably good economic backdrop, although in a business cycle that is rather mature.

  As detailed in Rick and Glenn's report, the Fund held up well during the latest quarter relative to its benchmark, the Russell 2000 Index, which was down 5.3% versus your Fund's decline of 4.4%. With this decline and overall continued economic growth, the portfolio companies have become somewhat more attractively valued, although as we detailed in our letter in the December quarter, we would still view the overall market as fairly valued. In this environment, stock selection is critical, and the success of your portfolio team, in that regard, is well documented in their long-term record.

  Thank you for your commitment to the Fund; we remain confident that the prospects of the FMI Focus Fund are excellent for the years ahead.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                    May 25, 2005

Dear Fellow Shareholders,

 The FMI Focus Fund ended a challenging quarter declining 4.40%. Although that performance was better than the Russell 2000 Index, which was down 5.34%, we are never happy to report negative numbers. On the bright side, we had a very large cash balance at the end of the quarter and the recent pull-back in stocks has finally created some nice buying opportunities.

 In aggregate, we still view the market as fairly valued, but, as generally happens during market corrections, some stocks get hit harder than others. Certainly this has been the case again and afforded us the opportunity to add to some of our favorite companies.

 During this recent correction, "Mr. Market" was particularly cruel to the following portfolio companies and accordingly, we took the opportunity to add to our positions: CIBER, Inc., Varian Inc., Emmis Communications Corp., JDA Software Group, Inc., aQuantive, Inc., Associated Banc-Corp., Laidlaw International Inc., Manpower Inc., MGIC Investment Corp, PerkinElmer, Inc., PartnerRe Ltd., Snap-on Inc., UNOVA, Inc., W.W. Grainger, Inc. and Polo Ralph Lauren Corp. All of these companies represent terrific franchises and meet our five core investment criteria (discount to private market value, strong strategic position within their respective industries, solid earnings growth potential, positive industry cycle and solid shareholder-oriented management).

 We do acknowledge that PartnerRe and MGIC don't meet the positive industry cycle criteria, but we are willing to overlook that aspect because they both score so highly on the other criteria. Both companies have outstanding shareholder-oriented management teams and are incredibly cheap on a price-to-earnings basis. In addition, PartnerRe sells at a modest premium to book value, while MGIC is very over-capitalized. We expect both companies to return capital to shareholders in an advantageous manner, be it large share repurchases and/or dividends.

 As happy as we are that we finally have the opportunity to deploy some of our cash position (about one-half), we don't want to leave you with the impression that we are wildly bullish. Yes, we think we can make some money on our recent purchases, but in our opinion, most stocks are fairly valued. So, buying on dips and looking for special situations remain our focus.

 We know how hard our investors worked and saved to invest in our Fund. As long-term shareholders know, most of us at Broadview Advisors, LLC have a significant amount of our personal net worth invested in the Fund. In a market that is approaching fair value, waiting for the perfect pitch is more important than ever. Patience is required, and we really appreciate your patience while we carefully try to uncover value. Successful investors know from experience that good opportunities always come along over time. And speaking of uncovering hidden value and adding to existing positions on weakness, our two highlighted stocks for this shareholder letter, Varian Inc. and UNOVA, Inc. exemplify both. We will start with Varian.

 Varian sells analytical instruments in the areas of spectroscopy, mass spectrometry, and chromatography. These are the instruments used in basic scientific research among pharmaceutical companies, industrial companies and academic institutions. Chromatography is used to purify and separate molecules from solution and can also provide a scientist with basic information about his sample. Spectroscopy and mass spectrometry instruments are used mainly to identify unknown molecules. One of spectroscopy's core product lines is nuclear magnetic resonance spectroscopy or NMR, where Varian enjoys a duopoly position with another instrument company, Bruker Biospin Corp. NMR uses magnetic fields to identify molecular samples. The instrument can actually derive the three-dimensional structure of a molecule as opposed to simply the molecular formula. This device is one of the most robust analytical tools in a scientist's laboratory.

 We believe Varian has lots of hidden value, but investors who only naively look at the price-to-earnings multiple of 21x 2005 earnings estimates and consider it expensive, are missing the point. Yes, 21x is a fair to rich multiple, but it is due to the near term dilution from a recently divested business. Varian received $150 million for the sale and now has over $8.00 per share in cash on the balance sheet.

 The Company has formally announced its intention to use the entire proceeds to buy back stock, about 12% of the Company at current prices. As well, overhead related to the divested business will be reduced. These two actions will narrow much of the dilution from the divestiture. Looking through this short term issue, we find Varian quite cheap at only 1x sales and 8x cash flow.

 From a longer-term perspective, Varian's stated goal is to have $1 billion in sales and 14% operating margin by 2007. We believe this is quite achievable. The base business should continue its 5% historical internal growth while roughly $150 million worth of acquired sales should get them there. We believe the base business will "throw-off" plenty of cash flow to fund these acquisitions internally without much need for debt. The incremental operating margins from the acquisitions should be attractive as Varian leverages its sales force and distribution structure.

 Varian's recent acquisition of Magnex Scientific Ltd. should also help margins. Magnex, a magnet manufacturer, the key component in manufacturing NMR units, will allow Varian to capture that part of the value, adding as much as one percent to gross product margin over time. Doing the math; if Varian reaches $1 billion revenue and 14% operating margins, all with 12% fewer shares outstanding, earnings power works out to roughly $2.50 to $2.75 per share. We believe that would support a stock price of nearly $50 per share several years out (versus $34 currently). Should Varian stumble or in some other way disappoint, companies like Thermo Electron or GE Medical would probably circle like sharks due to Varian's strong strategic position.

 UNOVA is another classic hidden value situation. Recall from previous shareholder letters, UNOVA is comprised of two business segments, Intermec and Industrial Automation Systems (IAS). Intermec is a global leader in the advanced identification data capture industry (i.e. bar code scanners, mobile computers and printers). IAS, an industrial manufacturer and systems company is being sold. Because IAS has been losing money, the tremendous value of Intermec is somewhat obscured. Similar to Varian, UNOVA appears rich, trading at a P/E multiple of 26x 2005 earnings estimates. But scratch below the surface and a whole different picture emerges. First, UNOVA has $50 million more in cash than it does in debt. Yet, interest expense greatly exceeds interest income because the debt is at high interest rates, a legacy of the old UNOVA conglomerate. We expect UNOVA will pay off the debt early, probably next year. While they will incur a prepayment penalty, it makes economic sense and adds nicely to earnings thereafter. Second, half of the IAS division has been sold and we believe the balance will be sold this year. We expect net proceeds to yield over $100 million. Add to that the $50 to $60 million in free cash flow UNOVA will generate this year because tax credits will shield most of the Company's earnings and UNOVA should end 2005 with net cash of over $200 million. Looking into next year, the Company will be poised to earn over $1.00 per share and in position to either buy stock or make strategic, accretive acquisitions. At that point in time, UNOVA, which we would guess will be renamed "Intermec," will be selling at about 1x sales and 7x cash flow. Like Varian, overhead expenses from divested business will decline, augmenting earnings. Also similar to Varian, "Intermec" occupies a very strategic position in a very attractive industry. Oh yes, we should also mention that Intermec is the leader in the emerging RFID (radio frequency identification) field with over 130 patents. Wal-Mart, Target and other leading merchants are in the early stages of requiring their vendors to "tag" pallets of merchandise coming into their distribution centers with an RFID chip. The RFID chip will automatically "tell" the scanning device/computer at the distribution dock doors the contents of the pallet. Over time, most supply chain consultants feel this will benefit adopters enormously by always knowing exactly how much and where inventory is in the company's supply chain. We expect Intermec to earn meaningful royalties in the future, "gravy" to an already attractive investment. Remarkably, UNOVA is one of the most heavily shorted stocks on the NYSE and this creates considerable volatility in the stock. We use that volatility to our advantage, adding to our position on the occasional "big down day."

 Finally, we would like to thank Pat English, President and Research Director of Fiduciary Management for suggesting our recent investment in Darden Restaurants, Inc., a very successful investment.

 As always, we truly appreciate you, our co-investors, and thank you for your patience as we continue to look for the perfect pitch. Take care.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/05 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

  Date     FMI Focus Fund   Standard & Poor's 500(1)<F2>   Russell 2000(2)<F3>
  ----     --------------   ----------------------------   -------------------
12/16/96       $10,000               $10,000                     $10,000
12/31/96       $10,245               $10,280                     $10,350
 3/31/97       $10,736               $10,549                      $9,815
 6/30/97       $12,709               $12,390                     $11,406
 9/30/97       $16,796               $13,333                     $13,103
12/31/97       $17,391               $13,712                     $12,664
 3/31/98       $19,876               $15,626                     $13,938
 6/30/98       $19,687               $16,145                     $13,289
 9/30/98       $17,838               $14,553                     $10,611
12/31/98       $23,561               $17,654                     $12,342
 3/31/99       $22,826               $18,533                     $11,673
 6/30/99       $27,450               $19,840                     $13,488
 9/30/99       $26,372               $18,599                     $12,634
12/31/99       $36,309               $21,367                     $14,965
 3/31/00       $46,693               $21,858                     $16,025
 6/30/00       $47,926               $21,277                     $15,419
 9/30/00       $50,634               $21,071                     $15,590
12/31/00       $44,803               $19,424                     $14,513
 3/31/01       $40,107               $17,121                     $13,568
 6/30/01       $45,270               $18,123                     $15,507
 9/30/01       $35,815               $15,463                     $12,283
12/31/01       $45,939               $17,116                     $14,874
 3/31/02       $48,707               $17,163                     $15,466
 6/30/02       $42,035               $14,863                     $14,174
 9/30/02       $32,363               $12,295                     $11,141
12/31/02       $35,721               $13,332                     $11,827
 3/31/03       $33,933               $12,912                     $11,296
 6/30/03       $42,160               $14,901                     $13,942
 9/30/03       $45,643               $15,296                     $15,208
12/31/03       $52,906               $17,159                     $17,416
 3/31/04       $53,466               $17,448                     $18,506
 6/30/04       $52,735               $17,749                     $18,593
 9/30/04       $49,982               $17,417                     $18,061
12/31/04       $56,636               $19,024                     $20,606
 3/31/05       $54,142               $18,615                     $19,506

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/05

                                                                                  Annualized Total   Annualized Total Return*<F1>
                              Total Return*<F1>   Total Return*<F1> For the  Return*<F1> For the 5           Through 3/31/05 From
                                  Last 3 Months          Year Ended 3/31/05    Years Ended 3/31/05         Fund Inception12/16/96
                              -----------------   -------------------------  ---------------------   ----------------------------
FMI Focus Fund                           -4.40%                       1.27%                  3.01%                         22.61%
Standard & Poor's 500(1)<F2>             -2.15%                       6.69%                 -3.16%                          7.79%
Russell 2000(2)<F3>                      -5.34%                       5.41%                  4.01%                          8.40%

  *<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance;
                          ----------------------------------------------------
          past performance does not guarantee future results. Investment return
          ---------------------------------------------------
          and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F3> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund
COST DISCUSSION

 As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

 The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2004 through March 31, 2005.

ACTUAL EXPENSES

 The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning          Ending           Expenses Paid
                                              Account           Account       During Period*<F4>
                                           Value 9/30/04     Value 3/31/05      9/30/04-3/31/05
                                           -------------     -------------    ------------------
FMI Focus Fund Actual $1,000                 $1,000.00         $1,083.20             $7.48
Hypothetical (5% return before expenses)     $1,000.00         $1,025.00             $7.27

*<F4> Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between September 30, 2004 and March 31, 2005).

                     INDUSTRY SECTORS AS OF MARCH 31, 2005

                    Information Technology             21.4%
                    Industrials                        20.6%
                    Healthcare                          8.9%
                    Consumer Discretionary              7.5%
                    Energy                              6.7%
                    Materials                           5.4%
                    Financial Services                  5.4%
                    Mutual Funds                        4.6%
                    Telecommunications                  0.3%
                    Cash & Equivalents                 19.2%

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2005 (Unaudited)

  SHARES                                                                           COST             VALUE
  ------                                                                           ----             -----
LONG-TERM INVESTMENTS -- 80.8% (A)<F6>
COMMON STOCKS -- 76.2% (A)<F6>

CONSUMER DISCRETIONARY SECTOR -- 7.5%
-------------------------------------
               LEISURE -- 1.1%
    363,900    Darden Restaurants, Inc.                                        $  7,387,833     $   11,164,452

               MEDIA -- 3.2%
    901,000    Emmis Communications Corp.*<F5>                                   17,881,258         17,317,220
    279,200    Hearst-Argyle Television, Inc.                                     5,891,039          7,119,600
     51,300    PRIMEDIA Inc.*<F5>                                                    83,876            223,155
    485,000    Spanish Broadcasting System, Inc.*<F5>                             3,755,120          4,976,100
    348,384    Young Broadcasting Inc.*<F5>                                       3,523,058          3,010,038
                                                                               ------------     --------------
                                                                                 31,134,351         32,646,113

               SPECIALTY RETAIL -- 3.2%
    442,475    Jos. A. Bank Clothiers, Inc.*<F5>                                 10,674,115         12,964,517
    360,000    Polo Ralph Lauren Corp.                                            7,643,518         13,968,000
    245,000    The Sports Authority, Inc.*<F5>                                    4,964,516          6,737,500
                                                                               ------------     --------------
                                                                                 23,282,149         33,670,017

ENERGY SECTOR -- 6.7%
---------------------
               OIL & GAS -- 2.1%
    321,000    Noble Energy, Inc.                                                13,909,975         21,834,420

               OIL & GAS EQUIPMENT & SERVICES -- 4.6%
     35,000    Cooper Cameron Corp.*<F5>                                          1,785,752          2,002,350
    180,000    ENSCO International Inc.                                           5,765,310          6,778,800
     35,400    Grant Prideco, Inc.*<F5>                                             309,088            855,264
    658,500    Hanover Compressor Co.*<F5>                                        7,584,375          7,948,095
     60,000    National-Oilwell Varco Inc.*<F5>                                     843,324          2,802,000
    350,000    Ormat Technologies Inc.                                            5,272,321          5,481,000
    667,750    Pride International, Inc.*<F5>                                     9,749,832         16,586,910
     60,000    Rowan Companies, Inc.                                              1,588,554          1,795,800
    160,600    Willbros Group, Inc.*<F5>                                          1,256,091          3,244,120
                                                                               ------------     --------------
                                                                                 34,154,647         47,494,339

FINANCIAL SERVICES SECTOR -- 5.4%
---------------------------------
               BANKS -- 1.3%
    263,825    Associated Banc-Corp                                               5,562,301          8,239,255
    291,900    Midwest Banc Holdings, Inc.                                        5,986,469          5,811,729
                                                                               ------------     --------------
                                                                                 11,548,770         14,050,984

               INSURANCE -- 4.1%
    216,000    MGIC Investment Corp.                                             13,397,820         13,320,720
    185,000    PartnerRe Ltd.                                                     8,677,446         11,951,000
    197,900    Radian Group Inc.                                                 10,500,870          9,447,746
    105,900    Reinsurance Group of America, Inc.                                 2,732,220          4,509,222
     89,800    Scottish Re Group Ltd.                                             2,008,962          2,022,296
     25,000    Willis Group Holdings Ltd.                                           973,893            921,750
                                                                               ------------     --------------
                                                                                 38,291,211         42,172,734

HEALTHCARE SECTOR -- 8.9%
-------------------------
               BIOTECHNOLOGY -- 1.6%
    203,900    Genitope Corp.*<F5>                                                2,073,550          2,548,750
    381,200    ICON PLC - SP-ADR*<F5>                                            13,596,629         14,302,624
                                                                               ------------     --------------
                                                                                 15,670,179         16,851,374

               EQUIPMENT & SUPPLIES -- 7.3%
     94,500    Bausch & Lomb Inc.                                                 2,956,776          6,926,850
    215,200    Mettler-Toledo International Inc.*<F5>                             9,396,066         10,222,000
    178,600    Millipore Corp.*<F5>                                               8,207,147          7,751,240
    773,000    PerkinElmer, Inc.                                                 14,901,939         15,946,990
    939,700    PSS World Medical, Inc.*<F5>                                       8,346,553         10,684,389
    517,500    Varian Inc.*<F5>                                                  18,619,741         19,608,075
    247,300    Wilson Greatbatch Technologies, Inc.*<F5>                          4,509,206          4,510,752
                                                                               ------------     --------------
                                                                                 66,937,428         75,650,296

INDUSTRIALS SECTOR -- 20.6%
---------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 9.2%
  1,219,620    Casella Waste Systems, Inc.*<F5>                                  11,155,662         16,135,573
    367,500    Laidlaw International Inc.*<F5>                                    5,906,049          7,644,000
    645,400    Manpower Inc.                                                     28,066,492         28,087,808
    723,900    ProQuest Co.*<F5>                                                 17,973,237         26,168,985
    518,800    Republic Services, Inc.                                            8,419,503         17,369,424
                                                                               ------------     --------------
                                                                                 71,520,943         95,405,790

               INDUSTRIAL ELECTRONIC EQUIPMENT & MACHINERY -- 11.4%
    833,800    Airgas, Inc.                                                      14,226,532         19,919,482
    100,000    Baldor Electric Co.                                                2,248,418          2,581,000
    166,000    Beacon Roofing Supply, Inc.*<F5>                                   2,158,000          3,632,910
    467,000    CIRCOR International, Inc.                                         8,115,927         11,511,550
    210,000    Grainger (W.W.), Inc.                                             10,581,726         13,076,700
     58,000    Interline Brands, Inc.*<F5>                                          870,000          1,108,380
    306,700    Kennametal Inc.                                                   10,061,441         14,565,183
     62,300    Regal-Beloit Corp.                                                 1,049,536          1,793,617
    239,500    Robbins & Myers, Inc.                                              4,643,118          5,271,395
    273,500    Snap-on Inc.                                                       6,578,338          8,694,565
  1,346,900    UNOVA, Inc.*<F5>                                                  18,251,656         27,813,485
    395,700    Wabtec Corp. d/b/a Westinghouse Air Brake Technologies Corp.       6,314,000          8,107,893
                                                                               ------------     --------------
                                                                                 85,098,692        118,076,160

INFORMATION TECHNOLOGY SECTOR -- 21.4%
--------------------------------------
               COMMUNICATIONS EQUIPMENT -- 2.3%
    371,800    Emulex Corp.*<F5>                                                  7,247,084          7,004,712
    435,000    Symbol Technologies, Inc.                                          5,962,538          6,303,150
    406,100    Tekelec*<F5>                                                       4,049,317          6,473,234
     72,400    Tollgrade Communications, Inc.*<F5>                                  822,138            499,560
    347,959    Ulticom, Inc.*<F5>                                                 3,181,262          3,872,784
                                                                               ------------     --------------
                                                                                 21,262,339         24,153,440

               CONSULTING & SERVICES -- 9.7%
    774,000    aQuantive, Inc.*<F5>                                               8,103,733          8,568,180
    557,500    The BISYS Group, Inc.*<F5>                                         7,421,148          8,741,600
  1,654,800    CIBER, Inc.*<F5>                                                  13,232,593         12,030,396
    530,000    Fiserv, Inc.*<F5>                                                 17,067,571         21,094,000
    504,200    Ingram Micro Inc.*<F5>                                             5,443,781          8,405,014
    907,900    Keane, Inc.*<F5>                                                  12,617,986         11,829,937
    275,000    Kforce Inc.*<F5>                                                   1,251,776          3,022,250
    510,000    SunGard Data Systems Inc.*<F5>                                    13,529,442         17,595,000
    528,400    TNS Inc.*<F5>                                                     10,568,000          9,484,780
                                                                               ------------     --------------
                                                                                 89,236,030        100,771,157

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.9%
    470,300    Actel Corp.*<F5>                                                   9,127,851          7,233,214
    510,000    Altera Corp.*<F5>                                                  9,981,948         10,087,800
    820,000    Asyst Technologies, Inc.*<F5>                                      5,221,681          3,927,800
  1,120,200    Conexant Systems, Inc.*<F5>                                        2,641,640          1,680,300
    553,000    Entegris Inc.*<F5>                                                 6,139,259          5,469,170
    689,700    Exar Corp.*<F5>                                                   10,054,561          9,241,980
    662,300    KEMET Corp.*<F5>                                                   6,593,159          5,132,825
    382,700    Methode Electronics, Inc.                                          5,066,778          4,634,497
    253,600    MKS Instruments, Inc.*<F5>                                         3,108,605          4,027,168
    565,700    Nortem N.V.                                                        2,445,092            571,357
    706,524    Vishay Intertechnology, Inc.*<F5>                                 11,363,193          8,782,093
                                                                               ------------     --------------
                                                                                 71,743,767         60,788,204

               SOFTWARE -- 3.5%
    597,603    Aspen Technology, Inc.*<F5>                                        1,966,437          3,394,385
    161,800    CSG Systems International, Inc.*<F5>                               2,094,733          2,635,722
  1,438,600    E.piphany, Inc.*<F5>                                               7,212,362          5,107,030
    119,900    Fair Isaac Corp.                                                   3,615,814          4,129,356
    924,600    JDA Software Group, Inc.*<F5>                                     11,906,148         12,981,384
  1,453,000    Parametric Technology Corp.*<F5>                                   4,563,712          8,122,270
                                                                               ------------     --------------
                                                                                 31,359,206         36,370,147

MATERIALS SECTOR -- 5.4%
------------------------
               CHEMICALS -- 1.2%
    296,000    Celanese Corp.*<F5>                                                5,285,579          5,325,040
     14,700    H.B. Fuller Co.                                                      404,340            426,300
    333,600    PolyOne Corp.*<F5>                                                 1,868,329          2,962,368
     91,100    Rogers Corp.*<F5>                                                  4,054,667          3,644,000
                                                                               ------------     --------------
                                                                                 11,612,915         12,357,708

               CONTAINERS & PACKAGING -- 2.6%
     52,100    Bemis Company, Inc.                                                1,480,106          1,621,352
    429,400    Packaging Corp of America                                          9,811,558         10,430,126
    939,600    Smurfit-Stone Container Corp.*<F5>                                14,664,951         14,535,612
                                                                               ------------     --------------
                                                                                 25,956,615         26,587,090

               PAPER & FOREST PRODUCTS -- 1.6%
    867,900    Kadant Inc.*<F5>                                                  12,442,646         16,099,545
     63,900    Wausau-Mosinee Paper Corp.                                           831,710            903,546
                                                                               ------------     --------------
                                                                                 13,274,356         17,003,091

TELECOMMUNICATIONS SECTOR -- 0.3%
---------------------------------
               WIRELESS SERVICES -- 0.3%
    297,600    Alamosa Holdings, Inc.*<F5>                                        1,001,955          3,472,992
                                                                               ------------     --------------
               Total common stocks                                              664,383,361        790,520,508

MUTUAL FUNDS -- 4.6% (A)<F6>
    297,200    iShares S&P SmallCap 600 Index Fund                               28,342,123         47,210,220
                                                                               ------------     --------------
               Total long-term investments                                      692,725,484        837,730,728

SHORT-TERM INVESTMENTS -- 19.1% (A)<F6>

               COMMERCIAL PAPER -- 17.1%
$19,000,000    Wal-Mart Stores, Inc., 2.64%, due 4/01/05                         19,000,000         19,000,000
 17,000,000    Norddeutsche Landesbanken NY, 2.64%, due 4/04/05                  16,996,260         16,996,260
 17,000,000    Prudential Funding, LLC, 2.67%, due 4/05/05                       16,994,957         16,994,957
 16,000,000    General Electric Capital Corp., 2.70%, due 4/06/05                15,994,000         15,994,000
 13,000,000    Abbey National North America, LLC, 2.68%, due 4/07/05             12,994,193         12,994,193
 14,000,000    Nestle Capital Corp., 2.66%, due 4/08/05                          13,992,759         13,992,759
 21,000,000    American Express Credit Corp., 2.65%, due 4/11/05                 20,984,542         20,984,542
 22,000,000    Toyota Motor Credit Corp., 2.69%, due 4/12/05                     21,981,917         21,981,917
 22,000,000    UBS Finance (DE), LLC, 2.70%, due 4/13/05                         21,980,200         21,980,200
 17,000,000    Blue Spice, LLC, 2.74%, due 4/14/05                               16,983,179         16,983,179
                                                                               ------------     --------------
               Total commercial paper                                           177,902,007        177,902,007

               VARIABLE RATE DEMAND NOTE -- 2.0%
 20,360,298    U.S. Bank, N.A., 2.60%                                            20,360,298         20,360,298
                                                                               ------------     --------------
               Total short-term investments                                     198,262,305        198,262,305
                                                                               ------------     --------------
               Total investments                                               $890,987,789      1,035,993,033
                                                                               ------------
                                                                               ------------
               Cash and receivables, less liabilities -- 0.1% (A)<F6>                                1,031,511
                                                                                                --------------
               NET ASSETS                                                                       $1,037,024,544
                                                                                                --------------
                                                                                                --------------
               Net Asset Value Per Share ($0.0001 par value, 100,000,000
                 shares authorized), offering and redemption price
                 ($1,037,024,544 / 31,220,402 shares outstanding)                                       $33.22
                                                                                                        ------
                                                                                                        ------

*<F5>     Non-income producing security.
(A)<F5> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts
N.V. - Netherland Antilles Limited Liability Corporation

The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

For the period ending March 31, 2005, the FMI Focus Fund had the following put options:

                                        # Of Contracts              Cost
                                        --------------              ----
Balance at September 30, 2004                  --                 $     0
Options purchased                             381                  75,792
Options expired                                --                       0
Options closed                               (381)                (75,792)
                                             ----                 -------
Balance at March 31, 2005                      --                 $     0
                                             ----                 -------
                                             ----                 -------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2005 (Unaudited)

INCOME:
   Dividends                                                       $ 2,233,746
   Interest                                                          1,646,941
                                                                   -----------
       Total income                                                  3,880,687
                                                                   -----------

EXPENSES:
   Management fees                                                   6,801,049
   Transfer agent fees                                                 398,524
   Administrative services                                             313,717
   Printing and postage expenses                                       123,495
   Custodian fees                                                       89,091
   Professional fees                                                    24,497
   Registration fees                                                    21,233
   Board of Directors fees                                              15,556
   Insurance                                                             2,793
   Other expenses                                                       69,225
                                                                   -----------
   Total operating expenses before interest expense                  7,859,180
   Interest expense                                                         --
                                                                   -----------
       Total expenses                                                7,859,180
                                                                   -----------
NET INVESTMENT LOSS                                                 (3,978,493)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    72,210,118
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                19,862,043
                                                                   -----------
NET GAIN ON INVESTMENTS                                             92,072,161
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $88,093,668
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2005 (Unaudited) and For Year Ended September 30, 2004

                                                                                              2005              2004
                                                                                            --------          --------
OPERATIONS:
   Net investment loss                                                                  $   (3,978,493)   $  (10,175,008)
   Net realized gain on investments                                                         72,210,118       107,297,702
   Net change in unrealized appreciation on investments                                     19,862,043        (8,753,262)
                                                                                        --------------    --------------
       Net increase in net assets resulting from operations                                 88,093,668        88,369,432
                                                                                        --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($1.54578 per share)                              (50,913,005)               --
                                                                                        --------------    --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,750,544 and 14,396,716 shares, respectively)             158,946,448       474,752,165
   Net asset value of shares issued in distributions reinvested (1,477,564 shares)          47,929,765                --
   Cost of shares redeemed (8,117,318 and 13,606,460 shares, respectively)                (271,027,401)     (447,597,460)
                                                                                        --------------    --------------
       Net (decrease) increase in net assets derived from Fund share activities            (64,151,188)       27,154,705
                                                                                        --------------    --------------
       TOTAL (DECREASE) INCREASE                                                           (26,970,525)      115,524,137
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                1,063,995,069       948,470,932
                                                                                        --------------    --------------
NET ASSETS AT THE END OF THE PERIOD                                                     $1,037,024,544    $1,063,995,069
                                                                                        --------------    --------------
                                                                                        --------------    --------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                         (UNAUDITED)
                                                      FOR THE SIX MONTH
                                                        PERIOD ENDING                     YEARS ENDED SEPTEMBER 30,
                                                          MARCH 31,       --------------------------------------------------------
                                                            2005           2004         2003        2002         2001        2000
                                                           ------         ------       ------      ------       ------      ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 32.14        $ 29.35      $ 20.81     $ 23.03      $ 36.43     $ 21.56

Income from investment operations:
   Net investment (loss) income (a)<F7>                     (0.12)         (0.29)       (0.18)      (0.16)       (0.13)       0.06
   Net realized and unrealized
     gains (losses) on investments                           2.75           3.08         8.72       (2.06)       (9.74)      17.34
                                                          -------        -------      -------     -------      -------     -------
Total from investment operations                             2.63           2.79         8.54       (2.22)       (9.87)      17.40

Less distributions:
   Dividend from net investment income                         --             --           --          --        (0.03)         --
   Distributions from net realized gains                    (1.55)            --           --          --        (3.50)      (2.53)
                                                          -------        -------      -------     -------      -------     -------
Total from distributions                                    (1.55)            --           --          --        (3.53)      (2.53)
                                                          -------        -------      -------     -------      -------     -------
Net asset value, end of period                            $ 33.22        $ 32.14      $ 29.35     $ 20.81      $ 23.03     $ 36.43
                                                          -------        -------      -------     -------      -------     -------
                                                          -------        -------      -------     -------      -------     -------
TOTAL RETURN                                                8.32%(1)       9.51%       41.04%      (9.64%)     (29.27%)     92.01%
                                                                <F8>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  1,037,025      1,063,995      948,471     433,799      261,549     242,458
Ratio of operating expenses before interest expense
  and dividends on shorts to average net assets             1.44%(2)       1.43%        1.47%       1.46%        1.50%       1.59%
                                                                <F9>
Ratio of interest expense and dividends on short
  positions to average net assets                           0.00%          0.00%        0.00%       0.00%        0.00%       0.05%
Ratio of net investment (loss) income
  to average net assets                                    (0.73%)(2)     (0.87%)      (0.71%)     (0.60%)      (0.55%)      0.20%
                                                                 <F9>
Portfolio turnover rate                                     24.7%          63.8%        52.6%       92.8%       165.3%      198.7%

(a)<F7> Net investment (loss) income before interest expense and dividends on short positions for the six month period ending March 31, 2005 and for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 was ($0.12), ($0.29), ($0.18), ($0.16), ($0.13) and $0.08, respectively.
          Net investment (loss) income per share is calculated using average shares outstanding.
(1)<F8>   Not Annualized.
(2)<F9>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2005 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2005.

          Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the six month period ending March 31, 2005, the Fund did not borrow against the Agreement. The Credit Agreement expires on June 5, 2005.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2004, the Fund distributed $2,938,476 from net short-term realized gains ($0.0891 per share) and $8,145,945 from long-term realized gains ($0.2470 per share). The distributions were paid on December 30, 2004 to shareholders of record on December 28, 2004.

(5)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $228,581,731 and $378,699,086, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2005, liabilities of the Fund included the following:

            Payable to brokers for securities purchased            $10,261,117
            Payable to FMI for management and administrative fees    1,169,623
            Payable to shareholders for redemptions                    258,792
            Deferred compensation plan for Directors                    28,226
            Other liabilities                                          284,459

(7)  SOURCES OF NET ASSETS --

          As of March 31, 2005, the sources of net assets were as follows:

            Fund shares issued and outstanding                  $  855,129,070
            Net unrealized appreciation on investments             145,005,244
            Accumulated net realized gains on investments           36,918,456
            Accumulated net investment loss                            (28,226)
                                                                --------------
                                                                $1,037,024,544
                                                                --------------
                                                                --------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2005:

                              GROSS            GROSS         NET UNREALIZED
           COST OF         UNREALIZED        UNREALIZED       APPRECIATION
         INVESTMENTS      APPRECIATION      DEPRECIATION     ON INVESTMENTS
         -----------      ------------      ------------     --------------
         $911,665,739     $162,952,976      $38,625,682       $124,327,294

          The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                               GROSS            GROSS          NET UNREALIZED     DISTRIBUTABLE    DISTRIBUTABLE
            COST OF         UNREALIZED        UNREALIZED        APPRECIATION        ORDINARY         LONG-TERM
          INVESTMENTS      APPRECIATION      DEPRECIATION      ON INVESTMENTS        INCOME        CAPITAL GAINS
          -----------      ------------      ------------      --------------     -------------    -------------
          $965,361,598     $162,299,181      $57,398,240        $104,900,941          $  --         $39,828,416

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               SEPTEMBER 30, 2004                                 SEPTEMBER 30, 2003
        ---------------------------------------------------------------     ------------------------------
           ORDINARY        LONG-TERM       NET CAPITAL                        ORDINARY         LONG-TERM
            INCOME       CAPITAL GAINS        LOSS         POST-OCTOBER        INCOME        CAPITAL GAINS
        DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS         LOSSES        DISTRIBUTIONS    DISTRIBUTIONS
        -------------    -------------     ----------      ------------     -------------    -------------
             $ --            $ --             $ --             $ --             $ --              $ --

          The Fund has utilized $189,731 of its post-October losses from the prior year to decrease current year net capital gains.

          The Fund has also utilized $67,658,913 of its capital loss carryovers during the year ended September 30, 2004.

          Since there were no ordinary distributions paid for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

FMI Focus Fund
ADVISORY AGREEMENT

  On December 17, 2004, the Board of Directors of FMI Funds, Inc approved the continuation of the FMI Focus Fund's investment advisory agreement with Fiduciary Management, Inc. and its sub-advisory agreement with Broadview Advisors, LLC. Prior to approving the continuation of the agreements, the Board considered:

     o the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC

     o  the investment performance of the Fund

     o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

     o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

     o  the expense ratios of the Fund

  In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. In connection with the Board's review of the performance of the Fund, the Board considered the quality of portfolio management services provided by Broadview Advisors, LLC. The Board concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that was in addition to the services investment advisers typically provided non-mutual fund clients.

  The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

  In concluding that the advisory fees payable by the Fund were reasonable, the Directors considered the profitability of publicly traded investment advisory firms. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund's expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and because the number of investments in the Fund was such that there would not be economies of scale similar to what an index fund or a fund using an "index" approach to investing would realize.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to
------------------
portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2500
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                               SEMIANNUAL REPORT
                                 MARCH 31, 2005

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                  March 31, 2005

Dear Fellow Shareholders:

  The FMI Large Cap Fund had a very good March quarter, gaining 2.37%, compared to a decline of 2.15% in the Standard & Poor's 500(1)<F10>. Financial and technology stocks generally performed poorly in the quarter; thus, our underweighted positions in these two sectors helped. The Fund got a nice boost from the announced buyout of Sungard Data Systems by a consortium of private equity firms, led by Silver Lake Partners. We were not particularly surprised to see this offer as Sungard has always exhibited a high degree of recurring revenue and excellent profitability. Our best guess is that the new owners will sell the Availability Operation and eventually bring the Investment Services division back out into the public arena. We'll certainly keep tabs on this well-managed enterprise. ConocoPhillips and BHP Billiton Ltd. were also very strong in the quarter, continuing a multiyear run for energy and natural resource-related equities. We reduced our positions in both of these stocks during the quarter, as they moved closer to fair value. Two other stocks, V.F. Corp. and Yum! Brands, Inc., continued to climb even after extraordinary 2004 performance; they reached our valuation targets, and were sold. Kroger Co., Time Warner Inc. and Comerica Inc. detracted from the results in the March quarter. We remain optimistic about the long-term prospects for each of these investments.

  On the buy side, we took advantage of the turmoil and negative publicity in the insurance brokerage industry to establish a position in Willis Group Holdings Ltd., the third largest player in the industry, which we allude to in more detail. We think Marsh & McClennan and Aon will lose share to Willis over the next few years. Another industry that is out of favor is hospital management, and we used this circumstance to initiate a position in Health Management Associates Inc., which is also presented. Additionally, we have had Accenture Ltd. on our radar for some time; the departure of Sungard gave us the opportunity to buy this high quality franchise, which is also discussed.

  Typically, we would not see this much turnover in the Fund portfolio. An unusual combination of strong relative moves and the takeover of a large holding explains the higher-than-normal activity. Our view of the markets and the economy remains about the same as we communicated three months ago. This letter, as well as those from previous quarters, can be easily accessed at www.fmifunds.com.
----------------

  A snapshot of the FMI Large Cap Fund relative to the Standard & Poor's 500 (S&P 500) shows a weighted average trailing twelve months price-to-earnings (P/E) ratio of 15.4 versus 22.1. The weighted average enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA) ratio is 7.6 versus 12.3 for the S&P 500. The price-to-book ratio of our Fund portfolio is 3.3 compared to 4.0 for the S&P 500. The debt-to-total capital ratio is 27.4% versus 32.6% for the S&P 500.

  As is our custom for this letter, we present a few of the investments.

                                 ACCENTURE LTD.

DESCRIPTION
-----------

  Accenture employs over 100,000 people worldwide, who provide management consulting, software solutions and integration, and business process outsourcing
(BPO). Approximately two-thirds of the Company's revenue comes from consulting, and about one third from BPO. Over 17,000 employees are in low-cost countries, including more than 11,000 in India. Accenture's global reach, broad expertise and excellent reputation put them in an elite group for large-scale engagements. The Company is essentially debt-free and has over $3 billion in cash.

(1)<F10> The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

GOOD BUSINESS
-------------

  o Accenture has a reasonably high degree of recurring revenue due to the typically long-term nature of the engagements. Existing projects often segue into follow-on work, too.

  o The Company has a well-known and respected business franchise, which should gain share at the expense of troubled companies such as Electronic Data Systems.

  o The Company is solidly profitable, has low capital intensity, and a high return on invested capital (ROIC).

  o   The Company has reasonable control of its major costs (labor).

  o   The balance sheet has $3 billion in cash, and no debt.

VALUATION
---------

  o The P/E ratio of 17.4 is near the low end of its range since the Company went public in 2001.

  o The Company has better financial characteristics than the S&P 500, yet trades at a discount.

  o The Company trades at a premium to Electronic Data Systems and Computer Sciences Corp., but is a vastly superior company. Compared to other business or technology services companies with similar financial characteristics, Accenture is undervalued.

MANAGEMENT
----------

  o William Green, 51, has been Chief Executive Officer since September of 2004. Prior to that he was the Chief Operating Officer, managing director and head of the communications and high-tech practices.

  o Joe Forehand, 56, is Chairman of the Board. He served as Chief Executive Officer from 1999 through August of 2004.

  o   Tim Breene has served as Chief Strategy Officer since 2001.

  o   Employees own over 40% of the stock.

INVESTMENT THESIS
-----------------

  Accenture is a large, diverse and well-managed firm addressing technology, communications, and various other vertical markets, along with the BPO needs of the Fortune 500 and Global 500 customer base. An investment in this Company provides several fundamental attributes. First, it gives exposure to the growth of technology without the risk of owning a primary technology company -- thus avoiding technology obsolescence, short product cycles and typically poor ROIC. Second, it captures the trend toward outsourcing, which is well-established and growing. Finally, the firm is very strong financially. These benefits can be obtained at a very reasonable valuation and a discount to the S&P 500.

                           WILLIS GROUP HOLDINGS LTD.

DESCRIPTION
-----------

  Willis is the third largest global insurance broker, with revenues of $2.2 billion. As an insurance intermediary, the Company provides professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services to corporations, public entities and institutions around the world. Willis reports its business in three segments: Global (49% of revenues), North American (35%), and International (16%). In addition to several equity investments in subsidiary brokers, Willis has over 300 offices in 80 countries, and a global team of 14,500 associates serving clients in 180 countries. Key customers include over 30% of the UK FTSE 100 and nearly 10% of the Fortune 1000 with an average relationship of more than ten years.

GOOD BUSINESS
-------------

  o Willis has a strong global franchise, offering highly-specialized insurance lines to an extensive and diverse client base operating in numerous businesses and industries throughout the world. Clients range in size from major multinationals to middle market companies.

  o As an insurance distributor, Willis' business model is not highly capital-dependent. This is evidenced by a negative net trade cycle and ROIC of 18.2%.

  o Revenues are modestly recurring as approximately 30% are derived from fees. As Willis gains more large accounts, this figure could increase to 40%. Historically, Willis' brokerage relationships have been durable, thus commission revenue could be viewed as recurring as well.

  o   Willis has a good balance sheet.

VALUATION
---------

  o Since the Company's initial public offering (IPO) in 2001, Willis' 12-month forward P/E has ranged from 12x to 21.9x, with a median of 14.5x and an average of 15.9x; it is currently less than 14x.

  o At 6x trailing earnings before interest, taxes, depreciation and amortization (EBITDA), the shares trade two multiple points below their historical average, and at the low point of the historical range.

  o Peer companies of similar profitability and franchise value trade for over 20 times earnings.

MANAGEMENT
----------

  o Joseph Plumeri has been Chairman and Chief Executive Officer since late 2000. Plumeri's previous experience at Citigroup has aided Willis' sales force improvement and cost rationalization. Plumeri owns 4.6 million shares (2.9% of shares outstanding, or $179.4 million of stock) and has committed not to sell as long as he is at the Company.

  o Willis has a deep management team, averaging 19 years of experience in the industry, and 13 years with Willis. Executives are specialists in each of the major insurance offerings.

  o Managerial and employee incentives are aligned with shareholders, as approximately 6,000 employees have invested or acquired interests representing approximately 18% of the fully diluted share base.

INVESTMENT THESIS
-----------------

  The insurance brokerage industry is a superior business, characterized by low capital intensity, good profit margins and above-average long-term growth. The industry does, however, exhibit some cyclicality, as one would expect given its ties to the Property & Casualty underwriting cycle. The insurance pricing cycle has turned soft in recent quarters. Despite this softening, we believe Willis' growth prospects remain solid over the long-term. The Company should continue to grow market share through bolt-on acquisitions and by gaining clients from Marsh and Aon. The stock is attractively priced for long-term investors.

                       HEALTH MANAGEMENT ASSOCIATES, INC.

DESCRIPTION
-----------

  Health Management Associates (HMA) is one of the largest non-urban general acute care hospitals. The Company operates 52 hospitals primarily in the Southeast. Major markets include Florida (22% of total licensed beds), Mississippi (19%), and the Carolinas (9%). HMA provides an array of inpatient and outpatient services including general surgery, internal medicine, obstetrics, and specialized services such as open-heart surgery and neurosurgery.

GOOD BUSINESS
-------------

  o The Company has a durable business model, serving as the sole provider of medical services to a predominately aging demographic profile in the Company's major markets. This provides for favorable pricing with both managed care and governmental payers.

  o Hospital revenues are fairly predictable, as services provided are often necessities. Therefore, a certain population and demographic will actuarially determine a certain admission level.

  o HMA has an industry-leading ROIC of 12.5%, attributable to superior expense management, and a track record of improving acquired under-performing hospitals.

  o The Company has one of the strongest balance sheets in the industry. Current debt-to-capitalization is 32%, and debt to EBITDA is 1.4x. Interest and fixed charge coverage are 42x, and 8x, respectively.

  o Operating a highly variable cost model allows HMA to maintain margins and profitability throughout industry cycles.

  o HMA's mix is roughly 50% managed care, 35% Medicare, 9% Medicaid, and 6% private pay. In the next two years Medicare prices will increase 4% and 2-2.5%, respectively. Managed care pricing should increase 8-10%.

VALUATION
---------

  o Relative to its rural peer group HMA trades in-line on trailing EV/EBITDA, and roughly two multiple points below the group's average forward P/E multiple.

  o During the past ten years the forward P/E multiple has varied between 10x and 45x, with a 21.5x average, approximately in-line with the long-term growth in earnings. The current P/E ratio is 17.4.

  o Downside is limited due to private market transactions occurring at HMA's current 1.5 multiple of sales.

MANAGEMENT
----------

  o Joseph V. Vumbacco, age 59, became Chief Executive Officer in January of 2001. Previously, he served as President, Chief Administrative Officer and Chief Operating Officer.

  o Robert E. Farnham, CPA, age 49, has been Senior Vice President and Chief Financial Officer since March of 2001. In the six previous years he was Senior Vice President and Treasurer.

INVESTMENT THESIS
-----------------

  The hospital industry has been under a cloud over the past couple of years due to weaker-than-expected admissions, bad debt and reimbursement worries. We believe the first two of these worries are short term, while the last will be an ever-present risk. We feel HMA's valuation compensates us for assuming these problems. A continued moderate increase in employment will benefit admissions, and growth in net revenues per adjusted admission. Good demographics aid the long-term outlook.

  Thank you for your continued confidence in the FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner        /s/Donald S. Wilson       /s/Patrick J. English

     Ted D. Kellner, CFA      Donald S. Wilson, CFA     Patrick J. English, CFA
     President and            Vice President            Vice President and
     Portfolio Manager                                  Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2004 through March 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning             Ending           Expenses Paid
                                              Account             Account        During Period*<F11>
                                           Value 9/30/04       Value 3/31/05       9/30/04-3/31/05
                                           -------------       -------------     -------------------
FMI Large Cap Fund Actual $1,000             $1,000.00           $1,137.00              $5.33
Hypothetical (5% return before expenses)     $1,000.00           $1,025.00              $5.05

*<F11> Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between September 30, 2004 and March 31, 2005).

                     INDUSTRY SECTORS AS OF MARCH 31, 2005

                    Consumer Staples                   14.8%
                    Consumer Discretionary             13.0%
                    Healthcare                         10.9%
                    Financial Services                 10.0%
                    Commercial Services                 9.3%
                    Producer Durables                   7.9%
                    Materials & Processing              6.1%
                    Technology                          4.7%
                    Energy                              3.9%
                    Multi-Industry Companies            3.7%
                    Cash                               15.7%

FMI Large Cap Fund
ADVISORY AGREEMENT

 On December 17, 2004, the Board of Directors of FMI Funds, Inc approved the continuation of the FMI Large Cap Fund's investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Board considered:

 o the nature, extent and quality of the services provided by Fiduciary Management, Inc.

 o  the investment performance of the Fund

 o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

 o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

 o  the expense ratios of the Fund

 o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

 In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Board concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that was in addition to the services Fiduciary Management, Inc. provided its non-mutual fund clients.

 The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

 In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by Fiduciary Management, Inc., from its relationship with the Fund and concluded that Fiduciary Management, Inc. was not realizing any profits from the contract because of the reimbursement it was making to the Fund. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund, as reduced, and the Fund's expense ratio, as reduced, were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

 Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2005 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                 COST         VALUE
---------                                                ----         -----

COMMON STOCKS -- 84.3% (A)<F13>

COMMERCIAL SERVICES SECTOR -- 9.3%
----------------------------------
             DISTRIBUTION -- 4.2%
    21,500   Grainger (W.W.), Inc.                    $ 1,201,367  $ 1,338,805

             FACILITIES MANAGEMENT -- 5.1%
    62,300   ARAMARK Corp. - CL B                       1,616,873    1,637,244

CONSUMER DISCRETIONARY SECTOR -- 13.0%
--------------------------------------
             MEDIA -- 3.9%
    70,900   Time Warner Inc.*<F12>                     1,261,482    1,244,295

             RETAIL TRADE -- 9.1%
    59,200   TJX Companies, Inc.                        1,398,762    1,458,096
    29,000   Wal-Mart Stores, Inc.                      1,488,828    1,453,190
                                                      -----------  -----------
                                                        2,887,590    2,911,286

CONSUMER STAPLES SECTOR -- 14.8%
--------------------------------
             FOODS -- 11.4%
    28,000   Cadbury Schweppes
               PLC - SP-ADR                             1,061,968    1,139,600
    18,900   Diageo PLC - SP-ADR                        1,054,774    1,075,410
    89,100   Kroger Co.*<F12>                           1,453,540    1,428,273
                                                      -----------  -----------
                                                        3,570,282    3,643,283

             PERSONAL CARE -- 3.4%
    16,300   Kimberly-Clark Corp.                         987,371    1,071,399

ENERGY SECTOR -- 3.9%
---------------------
             OIL & GAS PRODUCERS -- 3.9%
    11,600   ConocoPhillips                               841,658    1,250,944

FINANCIAL SERVICES SECTOR -- 10.0%
----------------------------------
             BANKS -- 3.4%
    19,800   Comerica Inc.                              1,111,654    1,090,584

             PROPERTY & CASUALTY INSURANCE -- 6.6%
    18,400   Loews Corp.                                1,175,891    1,353,136
    20,300   Willis Group Holdings Ltd.                   767,147      748,461
                                                      -----------  -----------
                                                        1,943,038    2,101,597

HEALTHCARE SECTOR -- 10.9%
--------------------------
             HEALTHCARE PRODUCTS -- 7.6%
    16,100   Becton, Dickinson & Co.                      728,238      940,562
    26,800   Cardinal Health, Inc.                      1,387,528    1,495,440
                                                      -----------  -----------
                                                        2,115,766    2,436,002

             HOSPITAL MANAGEMENT -- 3.3%
    40,100   Health Management
               Associates, Inc.                           911,465    1,049,818

MATERIALS & PROCESSING SECTOR -- 6.1%
-------------------------------------
             CHEMICALS -- 4.2%
    28,100   Praxair, Inc.                              1,113,179    1,344,866

             MATERIALS & MINERALS MINING -- 1.9%
    20,800   BHP Billiton Ltd. SP-ADR                     338,011      581,984

MULTI-INDUSTRY COMPANIES SECTOR -- 3.7%
---------------------------------------
             INDUSTRIAL CONGLOMERATE -- 3.7%
       410   Berkshire Hathaway Inc. Cl B*<F12>         1,150,595    1,170,960

PRODUCER DURABLES SECTOR -- 7.9%
--------------------------------
             BUSINESS EQUIPMENT -- 4.2%
    25,200   CANON INC. SP-ADR                          1,284,643    1,350,720

             POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 3.7%
    40,600   Waste Management, Inc.                     1,131,706    1,171,310

TECHNOLOGY SECTOR -- 4.7%
-------------------------
             TECHNOLOGY SERVICES -- 4.7%
    62,300   Accenture Ltd.*<F12>                       1,540,492    1,504,545
                                                      -----------  -----------
                 Total common stocks                   25,007,172   26,899,642

SHORT-TERM INVESTMENTS -- 14.8% (A)<F13>

             VARIABLE RATE DEMAND NOTES -- 14.8%
 $ 893,000   American Family Financial
               Services, 2.47%                            893,000      893,000
 2,289,610   U.S. Bank, N.A., 2.60%                     2,289,610    2,289,610
 1,550,000   Wisconsin Corporate
               Central Credit
               Union, 2.52%                             1,550,000    1,550,000
                                                      -----------  -----------
                 Total short-term
                   investments                          4,732,610    4,732,610
                                                      -----------  -----------
                 Total investments                    $29,739,782   31,632,252
                                                      -----------
                                                      -----------
             Cash and receivables, less
               liabilities -- 0.9% (A)<F13>                            280,945
                                                                   -----------
                 NET ASSETS                                        $31,913,197
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.0001 par value, 100,000,000
               shares authorized), offering
               and redemption price
               ($31,913,197 / 2,462,847
               shares outstanding)                                      $12.96
                                                                        ------
                                                                        ------

*<F12>    Non-income producing security.
(A)<F13> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2005 (Unaudited)

INCOME:
   Dividends                                                        $  123,051
   Interest                                                             26,687
                                                                    ----------
       Total income                                                    149,738
                                                                    ----------
EXPENSES:
   Management fees                                                      75,592
   Professional fees                                                    28,474
   Administrative services                                              23,576
   Registration fees                                                    21,137
   Transfer agent fees                                                  11,722
   Board of Directors fees                                               5,659
   Printing and postage expense                                          5,065
   Custodian fees                                                        3,271
   Other expenses                                                        1,652
                                                                    ----------
       Total expenses before reimbursement                             176,148
   Less expenses assumed by adviser                                    (75,401)
                                                                    ----------
       Net expenses                                                    100,747
                                                                    ----------
NET INVESTMENT INCOME                                                   48,991
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,532,136
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 876,832
                                                                    ----------
NET GAIN ON INVESTMENTS                                              2,408,968
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,457,959
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2005 (Unaudited) and For the Year Ended September 30, 2004

                                                                                                 2005           2004
                                                                                               --------       --------
OPERATIONS:
   Net investment income                                                                      $    48,991    $    75,570
   Net realized gain on investments                                                             1,532,136        278,737
   Net increase in unrealized appreciation on investments                                         876,832        790,365
                                                                                              -----------    -----------
       Net increase in net assets resulting from operations                                     2,457,959      1,144,672
                                                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.07275 and $0.02700 per share, respectively)           (98,948)       (15,350)
   Distributions from net realized gains ($0.19847 and $0.12587 per share, respectively)         (270,638)       (71,558)
                                                                                              -----------    -----------
       Total distributions                                                                       (369,586)       (86,908)*<F14>
                                                                                              -----------    -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,163,876 and 733,511 shares, respectively)                    14,687,397      8,425,963
   Net asset value of shares issued in distributions reinvested
     (30,545 and 8,096 shares, respectively)                                                      362,337         84,361
   Cost of shares redeemed (16,574 and 23,193 shares, respectively)                              (201,754)      (271,569)
                                                                                              -----------    -----------
       Net increase in net assets derived from Fund share activities                           14,847,980      8,238,755
                                                                                              -----------    -----------
       TOTAL INCREASE                                                                          16,936,353      9,296,519
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                      14,976,844      5,680,325
                                                                                              -----------    -----------
NET ASSETS AT THE END OF THE PERIOD (including undistributed
  net investment income of $35,245 and $79,543, respectively)                                 $31,913,197    $14,976,844
                                                                                              -----------    -----------
                                                                                              -----------    -----------

*<F14>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                           (UNAUDITED)
                                                        FOR THE SIX MONTH       FOR THE YEARS ENDED         FOR THE PERIOD FROM
                                                          PERIOD ENDING            SEPTEMBER 30,        DECEMBER 31, 2001+<F15> TO
                                                          MARCH 31, 2005       2004             2003        SEPTEMBER 30, 2002
                                                          --------------       ----             ----        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $11.66          $10.03           $ 7.94             $10.00

Income from investment operations:
   Net investment income (loss)                                 0.03            0.10             0.03              (0.01)
   Net realized and unrealized
     gain (loss) on investments                                 1.54            1.68             2.06              (2.05)
                                                              ------          ------           ------             ------
Total from investment operations                                1.57            1.78             2.09              (2.06)

Less distributions:
   Dividends from net investment income                        (0.07)          (0.03)              --                 --
   Distributions from net realized gains                       (0.20)          (0.12)              --                 --
                                                              ------          ------           ------             ------
Total from distributions                                       (0.27)          (0.15)              --                 --
                                                              ------          ------           ------             ------
Net asset value, end of period                                $12.96          $11.66           $10.03             $ 7.94
                                                              ------          ------           ------             ------
                                                              ------          ------           ------             ------

TOTAL RETURN                                                  13.70%*<F16>    17.96%           26.32%            (20.60%)*<F16>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                        31,913          14,977            5,680              3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F18>                               1.00%**<F17>    1.13%            1.34%              1.75%**<F17>
Ratio of net investment gain (loss)
  to average net assets (b)<F19>                               0.49%**<F17>    0.85%            0.36%             (0.30%)**<F17>
Portfolio turnover rate                                        44.2%           38.1%            54.4%              31.8%

  +<F15>  Commencement of operations.
  *<F16>  Not annualized.
 **<F17>  Annualized.
(a)<F18> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2005 and for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F15> through September 30, 2002, the ratios would have been 1.75%**<F17>, 2.44%, 3.07% and 3.71%**<F17>, respectively.
(b)<F19> If the Fund had paid all of its expenses for the six month period ending March 31, 2005 and for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F15> through September 30, 2002, the ratios would have been (0.26%)**<F17>, (0.46%), (1.37%) and
          (2.26%)**<F17>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, effective October 1, 2004, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. Prior to October 1, 2004, the Fund paid a fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, effective October 1, 2004, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund. Prior to October 1, 2004, FMI reimbursed the Fund for expenses over 1.75% of the daily net assets of the Fund. For the six month period ending March 31, 2005, contractual reimbursements were $55,128. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%. For the six month period ending March 31, 2005, FMI reimbursed the Fund $20,273 for these excess expenses.

          Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2004, the Fund distributed $19,404 from net investment income ($0.0120 per share) and $56,595 from net short-term realized gains ($0.0350 per share). The distributions were paid on December 30, 2004 to shareholders of record on December 28, 2004.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $18,450,415 and $7,979,135, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2005, liabilities of the Fund included the following:

            Payable to FMI for management and administrative fees      $20,868
            Other liabilities                                           10,319
            Deferred compensation plan for Directors                    10,643

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2005, the sources of net assets were as follows:

            Fund shares issued and outstanding                     $28,553,479
            Net unrealized appreciation on investments               1,892,470
            Undistributed net realized gains on investments          1,442,646
            Undistributed net investment income                         24,602
                                                                   -----------
                                                                   $31,913,197
                                                                   -----------
                                                                   -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2005:

                            GROSS             GROSS        NET UNREALIZED
           COST OF        UNREALIZED       UNREALIZED       APPRECIATION
         INVESTMENTS     APPRECIATION     DEPRECIATION     ON INVESTMENTS
         -----------     ------------     ------------     --------------
         $29,745,373      $2,186,545        $299,666         $1,886,879

          The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                           GROSS           GROSS        NET UNREALIZED    DISTRIBUTABLE    DISTRIBUTABLE
           COST OF       UNREALIZED      UNREALIZED      APPRECIATION        ORDINARY        LONG-TERM
         INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS        INCOME       CAPITAL GAINS
         -----------    ------------    ------------    --------------    -------------    -------------
         $14,008,347     $1,389,307       $406,559         $982,748          $293,582           $--

          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             SEPTEMBER 30, 2004                              SEPTEMBER 30, 2003
        ------------------------------------------------------------    -----------------------------
           ORDINARY       LONG-TERM      NET CAPITAL                      ORDINARY        LONG-TERM
            INCOME      CAPITAL GAINS       LOSS        POST-OCTOBER       INCOME       CAPITAL GAINS
        DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS        LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
        -------------   -------------    ----------     ------------    -------------   -------------
           $86,908           $ --           $ --            $ --            $ --             $ --

          The Fund has utilized $97,586 of its post-October losses from the prior year to reduce current year net capital gains.

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualifying for the dividends received deduction is 70% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 70% (unaudited).

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMILarge Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of April 18, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. Since, April 18, 2005, the date of the last evaluation, there have been no significant changes in the FMI Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Funds, Inc.
     -----------------------
     Registrant

     By /s/ Ted D. Kellner
        -------------------------------------------
        Ted D. Kellner, Principal Executive Officer

     Date      May 26, 2005
           ----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Funds, Inc.
     -----------------------
     Registrant

     By  /s/ Ted D. Kellner
         --------------------------------------------
         Ted D. Kellner,  Principal Financial Officer

     Date      May 26, 2005
           ------------------------------------------